LOSS PER COMMON SHARE	9 Months Ended
Sep. 30, 2012
Loss Per Common Share [Abstract]
LOSS PER COMMON SHARE
NOTE 3 – LOSS PER COMMON SHARE

Basic loss per share is computed by dividing the loss available to common shareholders by the weighted-average number of common shares outstanding.  Diluted loss per share is computed similarly to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  The weighted-average basic and diluted shares for the nine months ended September 30, 2012 and 2011, exclude approximately 0.6 million and 0.7 million, respectively, of ESOP shares that have not been committed to be released.

For periods presented in which there is a net loss, potentially dilutive securities are excluded from the computation of fully diluted net loss per share as their effect is anti-dilutive.  Below is a reconciliation of the fully dilutive securities effect for the period with net income:

	Three Months Ended September 30, 2011
	Income	Shares	Per-Share
	(Numerator)	(Denominator)	Amount

Net income	$268,387
Less: Cumulative preferred stock dividends	(213,898)

Basic earnings per share
Net income attributable to common shareholders	54,489	7,320,328	$0.01

Effect of dilutive securities
Stock options		97,227

Diluted earnings per share
Income attributable to common stockholders	$54,489	7,417,555	$0.01

All potentially dilutive securities include:

	Three Months Ended Septemer 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Convertible preferred stock	1,816,289	1,816,289	1,816,289	1,816,289
Warrants to purchase common stock	276,521	429,298	276,521	429,298
Options to purchase common stock	642,401	266,458	642,401	701,963

Total potentially dilutive securities	2,735,211	2,512,045	2,735,211	2,947,550